UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2016

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Shares)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Shareholders.

On June 8, 2016, Target Corporation (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation; and (4) vote on a shareholder proposal to report on criteria for selecting countries for operations.

At the close of business on April 11, 2016, the record date of the Annual Meeting, the Company had 595,968,818 shares of common stock issued and outstanding.  The holders of a total of 536,449,533 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2016 Proxy Statement (as indicated by the borders) are set forth below:

1.                                      The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	462,895,895	98.4%	7,465,347	1.6%	1,648,356	64,439,935
Douglas M. Baker, Jr.	449,290,801	95.6%	20,768,752	4.4%	1,950,045	64,439,935
Brian C. Cornell	446,677,705	95.8%	19,680,679	4.2%	5,651,214	64,439,935
Calvin Darden	462,932,157	98.5%	7,043,379	1.5%	2,034,062	64,439,935
Henrique De Castro	466,417,094	99.2%	3,620,461	0.8%	1,972,043	64,439,935
Robert L. Edwards	467,261,035	99.4%	2,824,813	0.6%	1,923,750	64,439,935
Melanie L. Healey	467,316,274	99.4%	2,741,500	0.6%	1,951,824	64,439,935
Donald R. Knauss	466,959,668	99.4%	2,900,507	0.6%	2,149,423	64,439,935
Monica C. Lozano	467,179,313	99.4%	2,939,186	0.6%	1,891,099	64,439,935
Mary E. Minnick	463,481,251	98.6%	6,678,245	1.4%	1,850,102	64,439,935
Anne M. Mulcahy	450,000,549	95.7%	20,277,601	4.3%	1,731,448	64,439,935
Derica W. Rice	466,996,918	99.3%	3,175,003	0.7%	1,837,677	64,439,935
Kenneth L. Salazar	463,820,019	98.7%	6,290,810	1.3%	1,898,769	64,439,935
John G. Stumpf	449,477,027	95.6%	20,536,384	4.4%	1,996,187	64,439,935

2.                                      The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2016:

For:	Shares	526,961,791
	%	98.2
Against:	Shares	7,850,488
	%	1.5
Abstain:	Shares	1,637,254
	%	0.3

3.                                      The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	450,727,433
	%	96.4
Against:	Shares	17,011,422
	%	3.6
Abstain:	Shares	4,270,743
Broker Non-Votes:	Shares	64,439,935

4.                                      The shareholders did not approve a shareholder proposal to report on criteria for selecting countries for operations:

For:	Shares	14,873,032
	%	3.2
Against:	Shares	371,602,078
	%	78.7
Abstain:	Shares	85,534,488
	%	18.1
Broker Non-Votes:	Shares	64,439,935

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year under Rule 14a-8 under the Securities Exchange Act of 1934, the SEC uses a simple majority standard that compares votes cast “FOR” to votes cast “AGAINST” an item (which gives abstentions “No Effect”). Under that simple majority standard Item 4 received support of 3.8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 8, 2016	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, Chief Legal Officer
and Corporate Secretary